EXHIBIT 10.1

CREDIT AGREEMENT AMENDMENT
THIS CREDIT AGREEMENT AMENDMENT, dated as of July 19, 2013 (this “Amendment”), by and among VeriFone, Inc., a Delaware corporation (“Borrower”), VeriFone Intermediate Holdings, Inc., a Delaware corporation (“Holdings”), the Lenders party hereto, and JPMorgan Chase Bank, N.A. (“Administrative Agent”), as Administrative Agent, relating to the CREDIT AGREEMENT dated as of December 28, 2011 and as amended on October 15, 2012 (as it may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; the capitalized terms herein that are not otherwise defined being used herein as defined in the Credit Agreement), by and among the Borrower, Holdings, the Lenders party thereto from time to time, the Administrative Agent, and the other agents thereto.
RECITALS:
WHEREAS, reference is hereby made to the Credit Agreement, pursuant to which the Lenders have agreed to extend credit to the Borrower on the terms and conditions set forth therein;
WHEREAS, the Borrower has requested that the Lenders amend Section 7.12(a) of the Credit Agreement, and the Lenders whose signatures appear below, constituting the Required Lenders, in order to effect the foregoing, are willing to amend the Credit Agreement (the Credit Agreement, as so amended, being referred to as the “Amended Credit Agreement”) on the terms and subject to the conditions set forth herein;
WHEREAS, J.P. Morgan Securities LLC (the “Amendment Lead Arranger”), is the lead arranger for this Amendment; and
NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:
Each Lender (i) confirms that it has received a copy of the Credit Agreement and the other Loan Documents, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment; and (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender or Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement.

1.	Amendment of the Credit Agreement. Effective as of the Amendment Effective Date (as defined below):

i.
The definition of “Cash on Hand” in Section 1.01 of the Credit Agreement is amended by deleting the words “the amount in excess of $200,000,000 of cash” on the first line in their entirety and replacing them with the words “the amount in excess of $130,000,000 of cash”; and

ii.	Section 7.12(a) of the Credit Agreement is amended to change the reference to “November 1, 2013” therein to “November 1, 2014”.

2.	Borrower's Certifications. By its execution of this Amendment, the Borrower hereby certifies that as of the Amendment Effective Date:

i.
This Amendment has been duly executed and delivered by each Loan Party hereto and constitutes a legal, valid and binding obligation of each Loan Party hereto, enforceable against each Loan Party that is party hereto in accordance with its terms, except (i) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and (ii) that rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability (regardless of whether enforcement is sought by proceedings in equity or at law);

ii.
The representations and warranties made by the Loan Parties in any Loan Document are true and correct in all material respects at and as of the Amendment Effective Date to the same extent as though made at and as of the Amendment Effective Date, provided that to the extent such representations and warranties specifically refer to an earlier date, in which case such representations and warranties were true and correct in all material respects on and as of such earlier date; provided further that, any representation and warranty that is qualified as to “materiality,”

“Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects; and

iii.	On and as of the Amendment Effective Date, no Default or Event of Default has occurred and is continuing.

3.
Conditions to Effectiveness. This Amendment shall become effective, as of the date first above written, on the date (the “Amendment Effective Date”) on which each of the following conditions is satisfied:

i.
The Administrative Agent shall have received duly executed counterparts (which may include facsimile transmission or other electronic transmission of a signed counterpart of this Amendment) hereof that, when taken together, bear the authorized signatures of the Administrative Agent, the Borrower, Holdings and Lenders constituting the Required Lenders;

ii.
The Administrative Agent shall have received payment from the Borrower, for the account of each Lender that executes and delivers a counterpart signature page to this Amendment at or prior to 5:00 p.m., New York City time, on July 18, 2013 (the “Consent Deadline”), an amendment fee (the “Amendment Fee”) in an aggregate amount equal to 0.05% of the aggregate principal amount of the Term Loans and Revolving Commitments (whether used or unused) of such Lender outstanding at the Consent Deadline after giving effect to the prepayment of the Term Loans required to be made under Section 3(iii) of this Amendment. The Amendment Fee shall be payable in immediately available funds and, once paid, such Amendment Fee or any part thereof shall not be refundable; and

iii.
The Borrower on the Amendment Effective Date shall have prepaid or substantially contemporaneously with the effectiveness of the Amendment prepay (i) Term A Loans in an aggregate principal amount of $20,000,000 and (ii) Term B Loans in an aggregate principal amount of $50,000,000.

4.
Amendment, Modification and Waiver. This Amendment may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of each of the parties hereto.

5.	Effect of Amendment.

i.
Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Administrative Agent, the Agents or the Lenders under the Credit Agreement, the Amended Credit Agreement or any of the other Loan Documents, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, the Amended Credit Agreement or any of the other Loan Documents, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, the Amended Credit Agreement or any of the other Loan Documents in similar or different circumstances.

ii.	On and after the Amendment Effective Date, any reference to the Credit Agreement in any Loan Document shall be deemed to be a reference to the Amended Credit Agreement.

iii.	This Amendment shall constitute a Loan Document for all purposes of the Amended Credit Agreement and each other Loan Document.

6.
GOVERNING LAW AND WAIVER OF JURY TRIAL. Sections 10.17 and 10.18 of the Credit Agreement are incorporated herein mutatis mutandis with the reference to “Agreement” therein being deemed references to this Amendment.

7.
Severability. Any term or provision of this Amendment which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Amendment or affecting the validity or enforceability of any of the terms or provisions of this Amendment in any other jurisdiction. If any provision of this Amendment is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as would be enforceable.

8.	Headings. The headings of the sections and subsections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Amendment.

9.	Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

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IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Amendment as of the date first above written.

SIGNATURE PAGE TO THE CREDIT AGREEMENT
AMENDMENT, DATED AS OF JULY 19, 2013, TO
THE CREDIT AGREEMENT, DATED AS OF
DECEMBER 28, 2011 AND AS AMENDED ON
OCTOBER 15, 2012, BY AND AMONG VERIFONE,
INC., VERIFONE INTERMEDIATE HOLDINGS,
INC., THE LENDERS PARTY THERETO, AND
JPMORGAN CHASE BANK, N.A., AS
ADMINISTRATIVE AGENT, AND THE OTHER
AGENTS THERETO.

JPMORGAN CHASE BANK, N.A., as Administrative
Agent, for and on behalf of the Required Lenders who
have consented hereto as provided in Section 10.01 of
the Credit Agreement and whose signature pages have
been received by the Borrower and the Administrative
Agent by 5:00 p.m. Eastern time on July 18, 2013

By: /s/ Gerardo B. Loera
Name: Gerardo B. Loera
Title: Vice President

[Signature Page to VeriFone Credit Agreement Amendment]

VERIFONE, INC.
By: /s/ Marc Rothman
Name: Marc Rothman
Title: EVP & CFO
VERIFONE INTERMEDIATE HOLDINGS, INC.
By: /s/ Marc Rothman
Name: Marc Rothman
Title: EVP & CFO

[Signature Page to VeriFone Credit Agreement Amendment]

ACKNOWLEDGED BY:
VERIFONE MEDIA, LLC
By: /s/ Marc Rothman
Name: Marc Rothman
Title: EVP & CFO
GLOBAL BAY MEDIA TECHNOLOGIES INC.
By: /s/ Marc Rothman
Name: Marc Rothman
Title: EVP & CFO
HYPERCOM CORPORATION
By: /s/ Marc Rothman
Name: Marc Rothman
Title: EVP & CFO
HYPERCOM U.S.A., INC.
By: /s/ Marc Rothman
Name: Marc Rothman
Title: EVP & CFO

[Signature Page to VeriFone Credit Agreement Amendment]

JP. MORGAN CHASE BANK, N.A.
as Administrative Agent
By: /s/ Gerardo B. Loera
Name: Gerardo B. Loera
Title: Vice President

[Signature Page to VeriFone Credit Agreement Amendment]